INVESCO US SMALL CAP VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:   9/30/2011
FILE NUMBER :        811-3826
SERIES NO.:          19

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                         $     172
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                         $      -
          Class C                                                                                         $      -
          Class Y                                                                                         $  1,832

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                           0.0236
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                           0.0043
          Class C                                                                                           0.0043
          Class Y                                                                                           0.0738

INVESCO VALUE FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   9/30/2011
FILE NUMBER :        811-3826
SERIES NO.:          20

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                         $    850
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                         $     21
          Class C                                                                                         $     13
          Class Y                                                                                         $     18

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                           0.1320
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                           0.0170
          Class C                                                                                           0.0170
          Class Y                                                                                           0.1635

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                                                                                            6,261
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                              752
          Class C                                                                                              736
          Class Y                                                                                              378

74V.    1 Net asset value per share (to nearest cent)
          Class A                                                                                         $  11.07
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                         $  10.78
          Class C                                                                                         $  10.69
          Class Y                                                                                         $  11.24

INVESCO VALUE II FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A

FOR PERIOD ENDING:   9/30/2011
FILE NUMBER :        811-3826
SERIES NO.:          21

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                         $    551
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                         $      -
          Class C                                                                                         $      -
          Class Y                                                                                         $    820

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                           0.1499
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                           0.0603
          Class C                                                                                           0.0603
          Class Y                                                                                           0.1800